                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        PERICOM SEMICONDUCTOR CORPORATION
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                Common Stock, par value $.01 per share

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

                        PERICOM SEMICONDUCTOR CORPORATION
                   3545 NORTH FIRST STREET SAN JOSE, CA 95134

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 2004


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Pericom Semiconductor Corporation, a California corporation (the "Company") will be held on December 15, 2004 at 3:00 p.m., California time, at the Company's premises, 3545 North First Street, San Jose, California 95134, for the following purposes:

        1. To elect five directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

        2. Approval of the Pericom Semiconductor Corporation 2004 Stock Incentive Plan.

        3. To ratify and approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending July 2, 2005.

        4. To transact such other business as may properly come before the meeting.

        The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part hereof.

        The Board of Directors has fixed the close of business on October 18, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.


                                       FOR THE BOARD OF DIRECTORS


                                       John Chi-Hung Hui, Ph.D.
                                       Vice President, Technology and Secretary


San Jose, California October 22, 2004

                             YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                       PERICOM SEMICONDUCTOR CORPORATION

                                 PROXY STATEMENT

GENERAL

        The enclosed proxy is solicited by Pericom Semiconductor Corporation (the "Company") on behalf of its Board of Directors for use at the Annual Meeting of Shareholders to be held on December 15, 2004 at 3:00 p.m., California time (the "Annual Meeting"), or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company's premises, 3545 North First Street, San Jose, California 95134.

        This Proxy Statement, the form of proxy, and the Company's 2004 Annual Report are first being mailed to shareholders on or about October 22, 2004.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of John Chi-Hung Hui, Ph.D., Vice President, Technology and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

RECORD DATE, SHARE OWNERSHIP AND QUORUM

        Shareholders of record at the close of business on October 18, 2004 are entitled to vote at the Annual Meeting. At the record date, 26,507,404 shares of the Company's Common Stock, no par value (the "Common Stock") were issued and outstanding. The presence of a majority of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

VOTING AND SOLICITATION

        Holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a plurality of all the shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to approve Proposal No. 1, election of Directors.

        An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the meeting, and the inspector of elections appointed for the meeting will tabulate votes cast in person at the meeting. The approval of Proposal No. 2, the adoption of the Company's 2004 Stock Incentive Plan, and Proposal No. 3, the ratification and approval of the appointment of the independent auditors for the Company for the current year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes (votes from shares held of record by brokers as to which the beneficial owners have not given voting instructions) and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. Consequently, with respect to Proposal No. 1, 2 and 3, broker non-votes have no effect.

        The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a private proxy solicitation firm. No additional compensation will be paid to the Company's directors, officers or other regular employees for such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be considered properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2005 Annual Meeting of Shareholders, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between August 8, 2005 and September 7, 2005. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

        REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received by the Company not later than June 24, 2005 in order to be considered for inclusion in the Company's proxy materials for that meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one (1) copy of the Proxy Statement and annual report may have been sent to multiple shareholders in a shareholder's household. The Company will promptly deliver a separate copy of either document to any shareholder who contacts the Company's investor relations department at (408) 435-0800, or by mail to Investor Relations Department, Pericom Semiconductor Corporation, 3545 North First Street, San Jose, California 95134, requesting such copies. If a shareholder is receiving multiple copies of the Proxy Statement and annual report at the shareholder's household and would like to receive a single copy of the proxy statement and annual report for a shareholder's household in the future, shareholders should contact their broker, other nominee record holder, or the Company's investor relations department to request mailing of a single copy of the proxy statement and annual report. PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

        As set by the Board of Directors (the "Board" or "Board of Directors") pursuant to the Bylaws of the Company, the authorized number of directors is currently set at six. Five directors will be elected at the Annual Meeting. Following the Annual Meeting there will be one vacancy on the Board. The Company is currently searching for an appropriate candidate to fill this vacancy. The five nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the five nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.



                                                                                                DIRECTOR
NAME OF NOMINEE                      AGE      PRINCIPAL OCCUPATION                               SINCE
===============================   =========  ============================================  ==================
Alex Chi-Ming Hui..............      47       Chief Executive Officer, President and             1990
                                              Chairman of the Board of Directors

Chi-Hung (John) Hui, Ph.D......      49       Vice President, Technology and Director            1990

Hau L. Lee, Ph.D...............      51       Director                                           1999

Millard (Mel) Phelps...........      76       Director                                           1999

Tay Thiam Song.................      49       Director                                           1992

        The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

        MR. ALEX CHI-MING HUI has been Chief Executive Officer, President and a member of the Board of Directors of the Company since its inception in June 1990, and was elected Chairman of the Board of Directors of the Company in July 1999. From August 1982 to May 1990, Mr. Hui was employed by LSI Logic Corporation, most recently as its Director of Advanced Development. From August 1980 to July 1982, Mr. Hui was a member of the technical staff of Hewlett-Packard Company. Mr. Hui holds a B.S.E.E. from the Massachusetts Institute of Technology and an M.S.E.E. from the University of California at Los Angeles.

        DR. CHI-HUNG (JOHN) HUI has been Vice President, Technology and a member of the Board of Directors of the Company since its inception in June 1990. From August 1987 to June 1990, Dr. Hui was employed by Integrated Device Technology, most recently as Manager of its Research and Development Department. From August 1984 to August 1987, Dr. Hui was a member of the technical staff of Hewlett-Packard Company. Dr. Hui holds a B.S.E.E. from Cornell University and an M.S.E.E. and a Ph.D. in Electrical Engineering from the University of California at Berkeley.

        DR. HAU L. LEE has been a member of the Board of Directors since July 1999. From February 1997 through June 2002 Dr. Lee has been Kleiner Perkins, Mayfield, Sequoia Capital Professor in the Department of Industrial Engineering and Engineering Management and from July 2002 through the present has been the Thoma Professor of Operations, Information and Technology Management at the Graduate School of Business at Stanford University. He is the founding and current director of the Stanford Global Supply Chain Management Forum, and has consulted extensively for companies such as Hewlett Packard, Sun Microsystems, IBM, Xilinx Corporation, Motorola, and Andersen Consulting. In October 2004 Dr. Lee joined the board of Integrated Distribution Services Group, Limited, a private company, located in Hong Kong. Dr. Lee is a graduate of the University of Hong Kong and earned his M.S. in Operational Research from the London School of Economics and his M.S. and Ph.D. degrees in Operations Research from the Wharton School at the University of Pennsylvania.

        MR. MILLARD (MEL) PHELPS has been a member of the Board of Directors since July 1999. Mr. Phelps is a retired advisory director of Hambrecht and Quist (H&Q), a position he held from September 1994 to July 1997. Prior to joining H&Q in 1984 as a Principal in the firm and Senior Semiconductor Analyst, Mr. Phelps spent 23-years in the semiconductor industry in various management and corporate officer positions. Mr. Phelps is currently serving as a Director of Trident Microsystems and is also a director of a privately held company. Mr. Phelps holds a BSEE degree with honors from Case Reserve University, is a professional engineer (Ohio) and is a registered SEC professional.

        MR. TAY THIAM SONG has been a member of the Board of Directors since June 1992. Mr. Tay resides in Singapore, and, since 1985, has been serving as the Executive Director of various companies in Singapore and Malaysia, including Daiman Group (a Malaysian public company) and Chye Seng Tannery (Pte) Ltd. Mr. Tay holds a B.A. in Accounting from the North East London Polytechnic University.

REQUIRED VOTE: A PLURALITY OF THE VOTES DULY CAST AT THE ANNUAL MEETING IS
               REQUIRED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held four meetings during fiscal 2004. During the last fiscal year, no director attended fewer than 75% of all the meetings of the Board and its committees on which he served. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The Company encourages, but does not require, its Board members to attend the annual shareholders meeting. Three of the Company's directors attended the 2003 annual meeting of shareholders. The Board has determined that a majority of the Board members, Dr. Lee, Messrs. Phelps, Tay and Young, are "independent" as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the Nasdaq Stock Market, Inc. ("Nasdaq").

        During 2004, Dr. Lee, Mr. Phelps and Mr. Tay served on the Audit Committee. The Audit Committee held four meetings during 2004. The primary function of the Audit Committee is to assist the Board of Directors in overseeing management's conduct of the Company's (1) financial reporting process, including the financial reports and other financial information provided to the public; (2) systems of internal controls; and (3) annual independent audit of the Company's financial statements. See "Report of the Audit Committee of the Board of Directors." The Board adopted and approved a written charter for the Audit Committee in April 2000 and approved an amended and restated charter in July 2004, a copy of which is attached hereto as Appendix A. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. The Board has further determined that Mr. Phelps is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. With respect to Mr. Phelps' relevant experience for the "audit committee financial expert" designation, see the biographical information concerning him that is set forth above.

        During 2004, Mr. Tay and Mr. Young served on the Compensation Committee. The Compensation Committee held two meetings during 2004. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's 2001 Stock Incentive Plan and the Company's 2000 Employee Stock Purchase Plan. In addition, the Compensation Committee administers the Company's 1995 Stock Option Plan until the earlier of its termination or cancellation and, subject to shareholder approval, will also administer the Company's 2004 Stock Incentive Plan.

        The Nominating Committee held one meeting in 2004. The Nominating Committee was formed in October 2001. The current members of the Nominating Committee are Messrs. Phelps, Young and Dr. Lee. All members of the Nominating Committee are "independent" as that term is defined the Nasdaq listing standards. The Nominating Committee monitors the size and composition of the Company's Board of Directors. Prior to the Company's Annual Meeting of Shareholders, the Nominating Committee, pursuant to guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates who will be presented to the Company's shareholders for election to serve the Company until the next annual meeting. The Nominating Committee will consider and make recommendations to the Board of Directors regarding any shareholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of shareholder proposals. The Nominating Committee will review periodically whether a more formal policy should be adopted. Shareholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company at 3545 North First Street, San Jose, California 95134, providing the candidate's name, biographical data and qualifications, a document indicating the candidate's willingness to act if elected, and evidence of the nominating shareholder's ownership of the Company's Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating Committee. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. The Company currently does not pay any third party to identify or assist in identifying or evaluating potential nominees.

        The Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company's website at WWW.PERICOM.COM.

        In reviewing potential candidates for the Board, the Nominating Committee considers the individual's experience in the semiconductor and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate's interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual's integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

        All members of the Nominating Committee are independent directors within the meaning of Rule 4200 of the Marketplace Rules of the Nasdaq Stock Market, Inc.

ACCESS TO CORPORATE GOVERNANCE POLICIES

        The Company has adopted a Code of Business Conduct and Ethics that applies to, among others, the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct and Ethics is available on the Company's website at www.pericom.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics will be promptly disclosed to the public. To the extent permitted by such legal requirements, the Company intends to make such public disclosure by posting the relevant material on its website in accordance with Securities and Exchange Commission rules.

        Copies of the Company's Audit Committee Charter, Nominating Committee Charter and Code of Business Conduct and Ethics will be provided to any stockholder upon written request directed to Investor Relations, Pericom Semiconductor Corporation, at 3545 North First Street, San Jose, California 95134.

COMMUNICATION BETWEEN SHAREHOLDERS AND DIRECTORS

        The Company's Board of Directors currently does not have a formal process for shareholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, shareholders wishing to formally communicate with the Board of Directors may send communications directly to Alex C. Hui, Chairman of the Board, c/o Pericom Semiconductor Corporation, 3545 North First Street, San Jose, California 95134.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the 2004 fiscal year, the Compensation Committee consisted of Mr. Tay and Mr. Young (who is not standing for re-election to the Board). None of the members of the Company's Compensation Committee is an executive officer or employee of the Company. Messrs. Tay and Young are each members of the board of directors and beneficial owners of shares issued by Pericom Technology, Inc., a British Virgin Islands corporation ("PTI") (a description of the relationship between the Company and PTI can be found in the section of this proxy statement entitled "Certain Transactions"). PTI does not have a compensation committee and the duties generally ascribed to such a committee are untaken by the board of directors. Both Mr. Alex Hui and Dr. Chi-Hung Hui are executive officers and directors of PTI. Except as described in this paragraph, no interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of another company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

        Mr. Hui and Dr. Hui are brothers, and Mr. Tay and Mr. Young are brothers-in-law.

DIRECTOR COMPENSATION

        The Company's employee directors receive no fees for their services as members of the Board of Directors or committee members. Each non-employee director receives $2,000 per quarterly meeting, $500 for each additional telephonic meeting, and $1,000 for each Compensation, Audit Committee or Nominating Committee meeting attended. Commencing in fiscal 2004, all non-employee directors of the Company receive automatic stock option grants upon joining the Board of Directors in the amount of 6,000 shares and they receive 6,000 shares annually thereafter under the Company's 1995 Stock Option Plan or 2001 Stock Incentive Plan. The Chairman of the Audit Committee receives an additional 2,000 shares annually. All options are vested immediately upon grant. The exercise price of such stock options is equivalent to the fair market value of the underlying Common Stock on the date of grant.

                                 PROPOSAL NO. 2

                APPROVAL OF THE PERICOM SEMICONDUCTOR CORPORATION
                            2004 STOCK INCENTIVE PLAN

GENERAL

        The Company's shareholders are being asked to act upon a proposal to approve the Company's 2004 Stock Incentive Plan (the "2004 Plan"). Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies they receive in favor of approval of the 2004 Plan.

        The Board approved the adoption of the 2004 Plan in October 2004, to be effective only upon approval by the shareholders of the Company at the Annual Meeting. The Board believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that a stock incentive plan such as the 2004 Plan is necessary for the Company to remain competitive in its compensation practices. In connection with the Board's approval of the 2004 Plan, the Board amended and restated the Company's 2001 Stock Incentive Plan (the "2001 Plan") to provide that (i) any reduction of the exercise price of any option awarded under the 2001 Plan shall be subject to shareholder approval, (ii) canceling any option awarded under the 2001 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to shareholder approval,
(iii) the exercise price of any non-qualified stock option shall be not less than 100% of the fair market value of the common stock on the date of grant and
(iv) the base appreciation amount of any stock appreciation right shall be not less than 100% of the fair market value of the common stock on the date of grant. The Board has also terminated the Company's 1995 Stock Option Plan (the "1995 Plan") such that no additional options will be granted under the 1995 Plan. The foregoing amendment and restatement of the 2001 Plan and the termination of the 1995 Plan shall be effective only upon shareholder approval of the 2004 Plan.

        If approved by the shareholders, a total of 2,250,000 shares of Common Stock will be initially reserved for issuance under the 2004 Plan, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company.

     REQUIRED VOTE: THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES
         PRESENT AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED
                         TO RATIFY THIS PROPOSAL NO. 2.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                         FOR APPROVAL OF THE 2004 PLAN.

        Capitalized terms used in this Proposal No. 2 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

        A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

GENERAL DESCRIPTION

        PURPOSE. The purpose of the 2004 Plan is to provide the Company's employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

        SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN. If approved by the shareholders, a total of 2,250,000 shares of Common Stock will be initially reserved for issuance under the 2004 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. The maximum aggregate number of shares which may be issued pursuant to awards (other than stock appreciation rights and options) is 675,000 shares. The remaining 1,575,000 shares may only be issued pursuant to stock appreciation rights and options. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 250,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 500,000 shares.

        ADMINISTRATION. The 2004 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. The 2004 Plan will be administered by the compensation committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code.

        TERMS AND CONDITIONS OF AWARDS. The 2004 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as "awards"). Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

        Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal 2 "Shares Reserved for Issuance under the 2004 Plan"), to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the Administrator deems appropriate.

        Each award granted under the 2004 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

        The term of any award granted under the 2004 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

        The 2004 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of all other awards granted under the 2004 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

        The 2004 Plan provides that (i) any reduction of the exercise price of any option awarded under the 2004 Plan shall be subject to shareholder approval and (ii) canceling any option awarded under the 2004 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to shareholder approval.

        Under the 2004 Plan, the Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

        TERMINATION OF SERVICE. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

        TRANSFERABILITY OF AWARDS. Under the 2004 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2004 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

        SECTION 162(M) OF THE CODE. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 250,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the

Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's chief executive officer and the four other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by
Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

        For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 500,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2004 Plan contains a list of performance criteria that may be considered by the Administrator when granting performance-based awards.

        CHANGE IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the common stock of the Company, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

        CORPORATE TRANSACTION. Effective upon the consummation of a corporate transaction (as defined in the 2004 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction. In the event an outstanding award is assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award if the participant is terminated without cause within 12 months after the effective date of such corporate transaction. CHANGE IN CONTROL. In the event of a change in control (as defined in the 2004 Plan), an award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award if the participant is terminated without cause within 12 months after the effective date of such change in control.

        AMENDMENT, SUSPENSION OR TERMINATION OF THE 2004 PLAN. The Board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by our shareholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain shareholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES

        The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

        NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

        INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

        If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by
Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

        RESTRICTED STOCK. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

        Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

        STOCK APPRECIATION RIGHTS. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

        The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        RESTRICTED STOCK UNITS. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

        The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

        DIVIDENDS AND DIVIDEND EQUIVALENTS. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

NEW PLAN BENEFITS

        As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to shareholder approval of the 2004 Plan. The benefits to be received by the Company's directors, executive officers and employees pursuant to the 2004 Plan are not determinable at this time.

                                 PROPOSAL NO. 3

        RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the 2005 fiscal year and recommends that the shareholders ratify such selection. In the event that a majority of the outstanding shares are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Deloitte & Touche LLP as the independent auditors for fiscal year 2005. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Deloitte & Touche LLP has audited the Company's financial statements since the year ended June 30, 1992.

AUDIT AND NON-AUDIT FEES

        The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the years ended June 26, 2004 and June 28, 2003 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

                                           Fiscal 2004          Fiscal 2003
                                       --------------------  -----------------
        Audit Fees (1)                       $254,000             $158,000
        Audit-Related Fees (2)                401,000               15,000
        Tax Fees (3)                            9,000               72,000
        All Other Fees (4)

           (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.
            (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."
            (3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning.
            (4) All Other Fees consist of fees for products and services other than the services reported above. There were no All Other Fees incurred in fiscal 2003 or 2004.

        In making its recommendation to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending July 2, 2005, the Audit Committee has considered whether services other than audit and audit-related services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

        No audit-related, tax or other non-audit services were approved by our Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph (c)(7)(i)(C), of Regulation S-X during the 2003 or 2004 fiscal year.

REQUIRED VOTE: THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON SHARES PRESENT
               AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE FOREGOING PROPOSAL.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2005.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose aggregate salary, bonus and other compensation exceeded $100,000 during fiscal 2004 (collectively, the "Named Executive Officers").

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                                                       ------
                                                                                       SHARES
                                                        ANNUAL COMPENSATION (1)     UNDERLYING
NAME AND PRINCIPAL POSITION                       YEAR     SALARY         BONUS          OPTIONS
---------------------------                 ----     ------         -----          -------
Alex Chi-Ming Hui                              2004     $249,600     $    600          35,000 (2)
   Chief Executive Officer, President and      2003      249,600          --           50,000
   Chairman of the Board of Directors          2002      249,600          --           62,500

Chi-Hung (John) Hui                            2004     $217,946     $    600          21,000
   Vice President, Technology and Director     2003      217,946          --           30,000
                                               2002      217,946          --           37,000

Gerald V. Beemiller                            2004     $202,969     $ 29,149           7,000
   Vice President, Worldwide Sales             2003      200,373       33,063          10,000
                                               2002      205,037       42,411          60,000 (3)

David K. Raun (4)                              2004     $172,855     $ 18,600           7,000
   Vice President, Marketing                   2003      172,981       14,000          10,000
                                               2002       74,889          --          100,000

Michael D. Craighead                           2004     $160,385     $ 18,600           9,000
   Chief Financial Officer                     2003      155,376        6,500          12,000
                                               2002      150,000        6,500          51,000 (3)

(1) None of the Named Executive Officers received any other cash compensation besides salary and bonus in 2002, 2003 or 2004.
(2) Does not include options to purchase an aggregate of 450,000 shares of Pericom Taiwan Limited, a wholly-owned subsidiary of the Company ("PTL"), granted to Mr. Hui in fiscal 2004 as consideration for Mr. Hui's services as PTL's President and Chairman of the Board. See "Option Grants in Last Fiscal Year."
(3) Fiscal 2002 option awards for Mr. Beemiller and Mr. Craighead include regrants of 50,000 and 37,000 shares each that were voluntarily cancelled in fiscal 2001 under a company wide program as described in Schedule TO filed with the Securities and Exchange Commission on April 6, 2001, as amended.

(4) Mr. Raun joined the Company in January 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information concerning stock option grants to each of the Named Executive Officers during fiscal 2004.

                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES
                              NUMBER OF                                                      OF STOCK PRICE
                               SHARES     PERCENT OF TOTAL    EXERCISE                    APPRECIATION FOR OPTION
                             UNDERLYING   OPTIONS GRANTED      PRICE                             TERM (4)
                              OPTIONS     TO EMPLOYEES IN       PER        EXPIRATION   -------------------------
NAME                          GRANTED     FISCAL 2004 (1)     SHARE (2)     DATE (3)       5%              10%
----                          -------     ---------------     ---------     --------    -------            ---
Alex Chi-Ming Hui             35,000          3.7%             $10.50      4/19/14      $231,119        $585,700
Chi-Hung (John) Hui           21,000          2.2               10.50      4/19/14       138,671         351,420
Gerald V. Beemiller            7,000          0.7               10.50      4/19/14        46,224         117,140
David K. Raun                  7,000          0.7               10.50      4/19/14        46,224         117,140
Michael D. Craighead           9,000          0.9               10.50      4/19/14        59,431         150,609

----------

(1) In fiscal 2004, the Company granted options to employees to purchase an aggregate of 955,350 shares.

(2) Each of these options was granted pursuant to the Company's 1995 Stock Option Plan or 2001 Stock Incentive Plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of the grant. All such options vest over a four-year period, subject to continued employment with the Company.

(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future Common Stock prices. Options granted have a term of ten (10) years.

        The following table provides information on options to purchase shares of Pericom Taiwan Limited ("PTL"), a subsidiary of the Company, during fiscal 2004 for the following Named Executive Officer:

                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                                AT ASSUMED ANNUAL RATES
                              NUMBER OF                                                            OF STOCK PRICE
                               SHARES         PERCENT OF TOTAL    EXERCISE                      APPRECIATION FOR OPTION
                             UNDERLYING        OPTIONS GRANTED     PRICE                                TERM (4)
                              OPTIONS          TO EMPLOYEES IN       PER       EXPIRATION       --------------------------
NAME                          GRANTED          FISCAL 2004 (1)     SHARE (2)    DATE (3)          5%                10%
----                          -------          ---------------     ---------    --------       ------             --------
Alex Chi-Ming Hui             450,000               55.2%           $0.2967      5/18/10       $45,392            $102,979


----------
(1) In fiscal 2004, PTL granted options to employees to purchase an aggregate of 815,000 shares.

(2) Each of these options was granted pursuant to the Stock Option Plan of PTL. The exercise price of $0.2967 is converted from New Taiwan Dollars ("TWD") based on the May 18, 2004 exchange rate of TWD33.716 to the dollar. The options were granted at an exercise price of TWD10.00 per share, the fair market value of PTL's common stock as determined by the Board of Directors of PTL on the date of the grant. All such options vest over a four-year period, subject to continued employment with PTL.

(3) Options may terminate before their expiration dates if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability.

(4) The potential realizable values assume that the fair market value of PTL's common stock on the date of grant will appreciate at the indicated rate compounded annually for the entire six-year term of the option and that the option is exercised and sold on the last day of its term. The 5% and 10% assumed annual rates of appreciation are mandated by the Securities and Exchange Commission and do not reflect estimates or projections of future growth of PTL's Common Stock.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information for the 2004 fiscal year and as of June 26, 2004 concerning exercisable and unexercisable stock options held by each of the Named Executive Officers.

                                                                  NUMBER OF SECURITIES           VALUE OF UNEXCERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                               NUMBER OF                         OPTIONS AT JUNE 26, 2004           JUNE 26, 2004 (1)
                           SHARES ACQUIRED       VALUE       ---------------------------    -----------------------------
NAME                         ON EXERCISE          REALIZED     EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                         -----------          --------     -----------   -------------    -----------     -------------
Alex Chi-Ming Hui             97,000              $1,149,370     935,210       132,290          $3,694,122      $84,027
Chi-Hung (John) Hui          150,000              $1,594,600     507,667        80,333           2,254,223       50,418
Gerald V. Beemiller             --                     --         97,376        29,624               6,575       16,805
David K. Raun                   --                     --         61,543        55,457               6,575       16,805
Michael D. Craighead            --                     --         95,731        31,729              85,354       20,248


----------

(1) The value of "in-the-money" stock options represents the difference between the exercise price of such stock options and the fair market value of $10.64 per share of Common Stock as of June 25, 2004, the last trading day prior to the Company's fiscal year end on June 26, 2004, multiplied by the total number of shares subject to such options on June 26, 2004. The following table sets forth the value at June 26, 2004 of unexercised options to purchase shares of PTL, a subsidiary of the Company, held by the only Named Executive Officer who holds such options. No options to purchase PTL common stock were exercised by the following Named Executive Officer during the 2004 fiscal year.

                                NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED OPTIONS        VALUE OF UNEXERCISED IN-THE-MONEY
                                    AT JUNE 26, 2004                OPTIONS AT END OF JUNE 26, 2004
                            --------------------------------        -------------------------------
                             EXERCISABLE       UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
                             -----------       -------------       -----------         -------------
Alex Chi-Ming Hui                --                450,000             --                    $77

----------

(1) There was no public trading market for the common stock of PTL as of June 26, 2004. The value of unexercised in-the-money options listed in the table is a product of the exchange rate of TWD33.6965 to the US Dollar on June 26, 2004. The assumed fair value of the PTL's common stock on June 26, 2004 was TWD10.00 per share.



                          CHANGE-IN-CONTROL AGREEMENTS

        All of the executive officers of the Company (each an "Executive Officer") have entered into agreements with the Company which provide for severance benefits and acceleration of option vesting in the event of a change of control of the Company. Pursuant to the terms of the agreements, if an Executive Officer's employment is terminated under certain circumstances during the twelve-month period following a change in control of the Company, the Company will (i) continue payment of the Executive Officer's base salary then in effect for a period of twelve months, (ii) pay the Executive Officer a bonus based on a calculation tied to the last completed fiscal year's bonus, (iii) provide for continuation of medical and dental benefits for a period of twelve months, (iv) pay the Executive Officer's life insurance premiums for a period of twelve months, (v) accelerate, to a certain degree, vesting of stock options, performance shares or units and restricted shares or units, and (vi) extend the expiration date of the Executive Officer's vested stock options as of the date of termination to six months after the date of termination.

EQUITY COMPENSATION PLANS

        The following table summarizes share and exercise price information about the Company's equity compensation plans as of June 26, 2004. This table does not include the Company's 2004 Stock Incentive Plan, which the shareholders are being asked to approve pursuant to this Proxy Statement.

                                                                 NUMBER OF         WEIGHTED
                                                             SECURITIES TO BE       AVERAGE         NUMBER OF
                                                                 ISSUED UPON     EXERCISE PRICE     SECURITIES
                                                                 EXERCISE OF          OF            REMAINING
                                                                 OUTSTANDING       OUTSTANDING      AVAILABLE
                                                                  OPTIONS,          OPTIONS,       FOR FUTURE
                                                                 WARRANTS AND      WARRANTS AND     ISSUANCE
PLAN CATEGORY                                                      RIGHTS            RIGHTS        UNDER PLANS
-------------                                                      ------            ------        -----------
Equity Compensation Plans Approved by Shareholders
--------------------------------------------------
   Option Plans                                                    5,174,313         $12.05           528,278
   Employee Stock Purchase Plan                                       --                --            195,451

Equity Compensation Plans not Approved by Shareholders
------------------------------------------------------
   SaRonix Inducement Options                                        376,200         $10.00             5,200
                                                                   =========         ======           =======
Total                                                              5,550,513         $11.92           728,929

(1)     Represents options granted to former employees of SaRonix, LLC.


Material Features of Equity Compensation Plans Not Approved by Shareholders

        In connection with Pericom's October 1, 2003 acquisition of substantially all of the assets of SaRonix, LLC, Pericom granted options to purchase an aggregate of 383,600 shares of Pericom common stock to certain former employees of SaRonix as an inducement for them to join Pericom. Under the agreements pertaining to such options, twenty percent of the options vest on October 1, 2004 and 1/48 of the remaining shares vest monthly for the following four years so that the options are fully vested in five years. The exercise price of the options is $10.00 per share and the options expire if unexercised on October 1, 2013. In the event of a change in control transaction, the options shall become fully vested and exercisable if they are not assumed or replaced as part of the transaction.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of non-employee directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to set the compensation annually of the Chief Executive Officer (the "CEO"), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

        COMPENSATION PHILOSOPHY. The Company believes that the management team it has assembled is well suited to increase shareholder value and contribute to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company's compensation programs, the Committee's goals are to align compensation with the Company's business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company's compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

        BASE SALARY. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Consistent with the Company's current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

        BONUS. The Company's bonus plan provides for bonuses to be awarded to key employees based on specific goals, including, but not limited to, operating profit, achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company's performance objectives include operating, strategic and financial goals considered critical to the Company's short and long term goals.

        OPTIONS. The purpose of the Company's stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company's shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

        Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation above $1 million is not subject to the limitation if it is "performance-based compensation" within the meaning of the Code. The Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any fiscal Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

        CEO COMPENSATION. The Committee uses the same procedures described above in setting the annual salary, bonus, and making recommendations regarding stock option awards for the CEO. The CEO's salary is determined based on comparisons with competitive companies as described above. The Committee believes that the CEO's salary and bonus plan is comparable to the salaries offered to CEO's of competitive companies. In recommending stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.


                                                   Compensation Committee
                                                   ----------------------

                                                   Tay Thiam Song
                                                   Jeffrey Young

                                                   October 22, 2004

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of the Board of Directors has provided the following report:

        The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's accounting, auditing, and financial reporting and disclosure processes, and systems of internal control established by management regarding finance, accounting, legal compliance, and ethics. Each of the three members of the Audit Committee is independent of the Company, as defined under the NASDAQ corporate governance standards. The Audit Committee operates under a written charter adopted by the Company's Board of Directors.

        Management is responsible for the preparation, integrity, and objectivity of the consolidated financial statements. Deloitte & Touche LLP, our independent auditor, is responsible for expressing an opinion on the fairness of the financial statement presentation. The Audit Committee serves in an oversight role over the financial reporting process. As part of its charter obligations over the financial reporting process, the Audit Committee has:

        o Reviewed and discussed the audited consolidated financial statements with management;

        o Discussed with Deloitte & Touche LLP the results of their audit including the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees";

        o Received the written disclosures and the letter from Deloitte & Touche LLP regarding auditor independence required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees";

        o Discussed with Deloitte & Touche LLP the accounting firm's independence from the Company; and

        o Considered whether Deloitte & Touche LLP`s provision of non-audit services to the Company is compatible with maintaining the accounting firm's independence from the Company

        Based on its review and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 26, 2004. The Audit Committee and the Board of Directors have also recommended, subject to ratification by the shareholders, the reappointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004.


                                                Millard (Mel) Phelps - Chairman
                                                Hau L. Lee
                                                Tay Thiam Song

                                                October 22, 2004

STOCK PERFORMANCE GRAPH

        The following line graph compares the yearly percentage change in (i) the cumulative total shareholder return on the Company's Common Stock since June 30, 1999 through June 30, 2004 with (ii) cumulative total shareholder return on
(a) the Standard and Poor 500 Index and (b) the Dow Jones US Semiconductors & Related Index. The comparison assumes an investment of $100 on June 30, 1999 and reinvestment of dividends, if any. THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN *
          AMONG PERICOM SEMICONDUCTOR CORPORATION, THE S & P 500 INDEX
                    AND THE DOW JONES US SEMICONDUCTORS INDEX



                                                                Cumulative Total Return
                                         ---------------------------------------------------------------------
                                          6/30/1999    7/1/2000  6/30/2001   6/29/2002   6/28/2003  6/26/2004


PERICOM SEMICONDUCTOR CORPORATION            100.00      604.44     279.47      206.04      165.87     189.16
S & P 500                                    100.00      107.25      91.34       74.91       75.10      89.45
DOW JONES US SEMICONDUCTORS                  100.00      241.22     114.74       71.75       71.38      94.16


* $100 invested on 6/30/99 in stock or index -including reinvestment of dividends.

Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companins, Inc. All rights reserved. www.research data group.com/S&P.htm

                              CERTAIN TRANSACTIONS

        In April 1994, the Company, Alex Chi-Ming Hui, Chief Executive Officer, President and Chairman of the Board of Directors of the Company, and Chi-Hung
(John) Hui, Vice President, Technology and a director of the Company, and Dato' Kia Hong Tay and members of his immediate family, most of whom are principal shareholders of the Company, formed Pericom Technology, Inc., a British Virgin Islands corporation ("PTI") with principal offices in Shanghai, People's Republic of China. Initially, 18.4% of the outstanding voting stock of PTI was held by the Company and substantially all of the remaining 81.6% of the outstanding PTI voting stock was held by the foregoing directors, officers and principal shareholders of the Company. Alex Chi-Ming Hui and Chi-Hung (John) Hui are also directors of PTI, and Alex Chi-Ming Hui is the President and Chief Executive Officer of PTI. In fiscal 2001 an additional financing round of Series "C" Preferred Stock was completed and the Company now holds 44% of the outstanding voting stock of PTI and substantially all of the remaining 56% of such stock was held by the foregoing directors, officer and principal shareholders of the Company or their immediate family members. Pericom and PTI are parties to an agreement, dated as of March 17, 1995, which provides for cost reimbursement between the Company and PTI for any facility sharing or personnel time and certain procedures for funding research and development and joint development projects. During the year ended June 26, 2004, the Company (1) sold no services to PTI, and (2) purchased $763,000 in test and other manufacturing services from PTI. At June 26, 2004, $354,000 was owed to the Company by PTI for reimbursement of certain administrative expenses incurred by the Company on behalf of PTI and for advances made to PTI by the Company. See Note 6 of Notes to Financial Statements contained in the Company's 2003 Annual Report to Shareholders.

        In September 1995, the Company and PTI entered into an international distributor agreement, pursuant to which PTI was appointed a non-exclusive distributor for certain Pericom products in the People's Republic of China. In September 2003, the Company and PTI entered into a sales agreement in which Pericom agreed to purchase and resell certain PTI products.

        The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and their affiliates, including transactions with PTI, will continue to be comparable to terms offered by unaffiliated third parties.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

        The following table sets forth certain information concerning the executive officers and directors of the Company and their respective ages as of June 30, 2004:

       NAME                      AGE                 POSITION(S)
       ----                      ---                 -----------

 Alex Chi-Ming Hui                47          Chief Executive Officer, President
                                              and Chairman of the Board of
                                              Directors

 Chi-Hung (John) Hui, Ph.D.       49          Vice President, Technology and
                                              Director

 Michael D. Craighead             58          Vice President, Finance and
                                              Administration and
                                              Chief Financial Officer

 Tat C. Choi, Ph.D.               49          Vice President, Design Engineering

 David K. Raun                    42          Vice President, Marketing

 Gerald V. Beemiller              60          Vice President, Sales

 Shujong (John) Cheng             54          Vice President, Operations

 Michael Chen                     42          Vice President, ASIC Engineering
                                              and General Manager of Pericom
                                              Taiwan Ltd.

Hau L. Lee, Ph.D. (1) (3)         51          Director

Millard (Mel) Phelps (1) (3)      76          Director

Tay Thiam Song  (1) (2)           49          Director

Jeffrey Young (2) (3) (4)         55          Director

------------

(1)     Member of Audit Committee.
(2)     Member of Compensation Committee.
(3)     Member of Nominating Committee.
(4) Mr. Young is currently a director but he is not standing for re-election to the Board.


        Biographical information concerning directors, who are standing for re-election to the Board, is set forth in "Proposal No. 1 - Election of Directors" of this proxy statement. Set forth below is biographical information concerning Mr. Young and the Company's executive officers who are not directors.

        MR. MICHAEL D. CRAIGHEAD has been Vice President, Finance and Administration and Chief Financial Officer of the Company since October 2000 and Assistant Secretary since October 2002. From July 1999 through October 2000 he was Corporate Controller of the Company. Previously, Mr. Craighead was Corporate Controller of GSS/Array Technology, Inc. from June 1998 to July 1999 and from November 1997 to June 1998 he was Corporate Controller of DSP Technology. Mr. Craighead was also Vice President, Finance and Administration and Chief Financial Officer of ComputerWare from April 1996 to November 1997 and was Vice President, Finance and Operations at Utah Scientific from September 1995 to April 1996. Previously, Mr. Craighead has held positions as Controller of Grass Valley Group from March 1989 through May 1996 and Vice President, Finance and Administration and Chief Financial Officer of Drexler Technology Corporation from June 1982 to March 1989. Mr. Craighead holds a BS degree in Accounting from San Jose State University.

        DR. TAT C. CHOI, joined the Company in April 1998 as Vice President, Design Engineering. From September 1996 to March 1998, Dr. Choi was employed by Anacor, Inc., an engineering design service consulting firm that he founded. Prior to working at Anacor, Inc. Dr. Choi was employed by Chrontel, Inc. most recently as its Vice President, Engineering from September 1989 to August 1996. Dr. Choi was employed by Advanced Micro Devices from February 1983 to August 1989 as a Senior Member of Technical

Staff. Dr. Choi holds a B.S. and M.S. in Electrical Engineering from the University of Minnesota and a Ph.D. in EECS from the University of California at Berkeley.

        MR. DAVID RAUN joined Pericom in January 2002 as Vice President of Strategic Marketing. In July 2002, Pericom consolidated all Marketing and Applications function under him as Vice President of Marketing. In 2001, Mr. Raun was Executive Vice President & General Manager at Actovate. Prior to Actovate he held several positions at Waferscale Integration Inc. including Vice President of PSD & Memory Products ('97-'00), Vice President of Sales ('96-'97), and Director of Sales ('94-'96). From 1985 to 1995, Mr. Raun held other sales, sales management and marketing positions at Waferscale and AMD. He holds a B.S.E.E. degree from the University of California, Santa Barbara.

        MR. GERALD V. BEEMILLER joined Pericom in December 2000 as Vice President of Worldwide Sales. From July 1997 to May 2000, Mr. Beemiller was employed by Sony Semiconductor Company of America originally as Vice President of Sales and later as Vice President of Sales and Marketing. Prior to Sony, he was the Founder, CEO and President of Infant Advantage, a medical device company (`89-'97). Prior to Infant Advantage, he was the Owner/Partner of I Squared, a semiconductor manufacturers representative firm (`74-'89). Previously, he held engineering and sales positions at Motorola Semiconductor (`66-'73). Mr. Beemiller was educated at Arizona State University and holds a BS Degree in Mathematics.

        MR. SHUJONG (JOHN) CHENG joined Pericom in August 2001 as Vice President of Operations. From July 1999 to August 2001, Mr. Cheng was employed by Payton Technology, Inc. as Vice President of Operations. Prior to Payton, he was employed from March 1997 to July 1999 as Vice President of Global Product and Test Engineering by Kingston Technology. Previously, he was the President of Evergreen Testing Services from June 1995 to March 1997 and Director of Manufacturing for Hyundai Electronics, America from April 1994 to June1995. Mr. Cheng has also held product and test engineering management positions with ESS Technology ('93-'94), Cypress Semiconductor ('89-'93), IDT ('84-'89), and Atari ('81-'84). Mr. Cheng started his career with Fairchild Semiconductor in 1979. Mr. Cheng holds a BSEE from Tatung Institute of Technology, Taipei, Taiwan and a MSEE from Lamar University, Beaumont, Texas.

        MR. MICHAEL CHEN has been Vice President of ASIC Engineering & General Manager of Pericom Taiwan Limited since May 2003. Mr. Chen joined Pericom in October 2000 as Senior Engineering Director. Prior to Pericom, Mr. Chen held positions at Lattice Semiconductor Corp. as Department Manager of FPGA. He also was a Director, and Engineering Vice President for a few start-up companies targeting SOC IP & ASIC verification. Formerly, as Engineering Manger at Cadence, Michael earned the Annual Best Product Award for EDN 94. Michael is an advisor for China Beijing National IC Design Base and Taiwan NII/NSC, and was Chairman of CASPA (a Chinese Semiconductor Association) in 2002. Michael received his MS in Electric Engineering from Penn State University.

        MR. JEFFREY YOUNG has been a member of the Board of Directors since August 1995. Since 1988, Mr. Young has been a resident of Singapore and from 1990 to the present has served as the Executive Director of Daiman Roof Tiles Sdn. Bhd., a subsidiary of the Daiman Group, and from 1989 to the present as a Director of Great Wall Brick Work Sdn. Bhd., and from 1993 to the present as a Director of Daiman Singapore (Pte) Ltd., and has been a Director of Daiman Investments (Australia) Pty. Ltd. from 1993 to the present. Mr. Young holds a B.S. from the Electronic College of Canton, People's Republic of China.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 30, 2004 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors except for Mr. Young, who is not standing or re-election,
(iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group.

                                                                         SHARES
                                                                       BENEFICIALLY
NAME OF BENEFICIAL OWNER                                                  OWNED (1)       PERCENT
------------------------                                                ---------         -------
Wellington Management Company, LLP (2)                                  3,060,319          11.6%
   75 State Street
   Boston, MA 02109
Dalton, Greiner, Hartman, Maher & Co. (3)                               2,324,454           8.8%
   565 Fifth Avenue, Suite 2101
   New York, NY 10017
Fidelity; FMR Corp. (4)                                                 2,012,899           7.6%
   82 Devonshire St
   Boston, MA 02109
Alex Chi-Ming Hui (5)                                                   1,956,314           7.1%
Franklin Resources, Inc. (6)                                            1,682,341           6.4%
   One Franklin Parkway, Bldg. 920
   San Mateo, CA 94403
Chi-Hung (John) Hui (7)                                                 1,392,882           5.2%
Tay Thiam Song (8)                                                        375,500           1.4%
Gerald V. Beemiller (9)                                                   106,736             *
Michael D. Craighead (10)                                                 106,055             *
David K. Raun (11)                                                         79,325             *
Hau L. Lee (12)                                                            42,800             *
Millard Phelps (13)                                                        41,000             *
All executive officers and directors as a group (11 persons)(14)        4,416,078          15.4%

*       Less than 1% of outstanding Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 30, 2004 are deemed outstanding. Percentage of beneficial ownership is based upon 26,507,216 shares of Common Stock outstanding as of September 30, 2004. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: 3545 North First Street, San Jose, California 95134

(2) Based on a Schedule 13G/A filed with the SEC on February 12, 2004, Wellington Management Company, LLP, a Massachsetts limited liability partnership ("WMC"), has shared voting power with respect to 2,253,359 shares of the Company's Common Stock and shared dispositive power with respect to 3,060,319 shares of the Company's Common Stock. These shares of Common Stock are beneficially owned by WMC in its capacity as investment adviser and such shares are owned of record by clients of WMC. As reported on the Schedule 13G, no such client of WMC is know to own more than five percent (5%) of the Company's Common Stock

(3) Based on a Schedule 13/A filed with the SEC on February 17, 2004, Dalton, Greiner, Hartman, Maher & Co., a Delaware partnership, has sole voting power with respect to 1,981,554 shares of the Company's Common Stock and sole dispositive power with respect to 2,324,454 shares of the Company's Common Stock.

(4) Based on a Schedule 13G/A filed with the SEC on February 17, 2004, FMR Corp., a Delaware corporation, has no voting power with respect to shares of the Company's Common Stock and sole dispositive power with respect to 2,012,899 shares of the Company's Common Stock. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 2,012,899 shares of the Company's Common Stock as a result of acting as investment adviser to various registered investment companies. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,822,899 shares of the Company's Common Stock at December 31, 2003.

(5) Includes 965,937 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(6) Based on a Schedule 13G/A filed with the SEC on February 10, 2004, Franklin Resources, Inc., a Delaware corporation ("FRI"), has neither voting nor dispositive power with respect to shares of the Company's Common Stock listed. The shares of the Company's Common Stock reported by FRI are beneficially owned by Franklin Advisors, Inc. ("FAI") and Franklin Private Client Group, Inc. ("FPCGI") each an investment advisory subsidiary of FRI. As reported by FRI, FAI has sole voting and dispositive power with respect to 1,201,405 shares of the Company's Common Stock listed and FPCGI has sole voting and dispositive power with respect to 480,936 shares of the Company's Common Stock listed.

(7) Includes 516,522 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(8) Includes 79,500 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(9) Includes 105,397 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(10) Includes 103,231 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(11) Includes 73,730 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(12) Includes 32,000 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(13) Includes 36,000 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004.

(14) Includes 2,200,296 shares issuable upon exercise of stock options exercisable within 60 days of September 30, 2004. Excludes shares held by Jeffrey Young, who is currently a director but is not standing for re-election to the Board.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and The Nasdaq Stock Market. Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2004, its executive officers, directors and ten-percent shareholders complied with all Section 16(a) filing requirements applicable to them, except that each of Shujong (John) Cheng, Tat Choi, Michael D. Craighead, Michael Chen, Gerald V. Beemiller, David K. Raun, Chi-Hung (John) Hui, and Alex Chi Ming Hui filed one late Form 4, each reporting one transaction.

                                 OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                                    BY ORDER OF THE BOARD OF
                                                    DIRECTORS

                                                    John Chi-Hung Hui, Ph.D.
                                                    Secretary
San Jose, California
Dated: October 22, 2004

                                                                      APPENDIX A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                                       OF

                        PERICOM SEMICONDUCTOR CORPORATION

================================================================================

                          PURPOSES, AUTHORITY & FUNDING

        The audit committee (the "Committee") of the Board of Directors (the "Board") of Pericom Semiconductor Corporation, a California corporation (the "Company"), is appointed by the Board for the purpose of overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company's directors, independent auditor and financial management.

        The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

        The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and
(3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                              COMMITTEE MEMBERSHIP

        The members of the Committee (the "Members") shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board. The following membership requirements shall also apply:

                (i) each Member must be "independent" as defined in NASD Marketplace Rule 4200(a)(15);

                (ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Act"), subject to the exemptions provided in Rule 10A-3(c) under the Act;

                (iii) each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

                (iv) each Member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; and

                (v) at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        Notwithstanding subparagraph (i) above, one (1) director who: (a) is not independent as defined in NASD Marketplace Rule 4200; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in NASD Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the Company's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

        If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member's reasonable control, the affected Member may remain on the Committee until the earlier of the Company's next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance. Further, if the Committee fails to comply with the requirements set forth in this "Committee Membership" section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance.

                            DUTIES & RESPONSIBILITIES

        In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and shareholder approvals, the Committee shall:

FINANCIAL STATEMENT & DISCLOSURE MATTERS

        1. Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC and the National Association of Securities Dealers applicable to Nasdaq-listed issuers;

        2. Oversee the Company's accounting and financial reporting processes;

        3.      Oversee audits of the Company's financial statements;

        4. Review with the Company's independent auditor, management and internal auditors any information regarding "second" opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

        5. Review and discuss reports from the Company's independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

        6. Review all certifications provided by the Company's principal executive officer and principal financial officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

        7. Review and discuss with management the Company's audited financial statements and review with management and the Company's independent auditor the Company's financial statements (including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to the filing with the SEC of any report containing such financial statements;

        8. If deemed appropriate, recommend to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

        9. Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

        10. Receive and review a formal written statement and letter from the Company's independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

        11. Actively engage in a dialogue with the Company's independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor;

        12. Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company's independent auditor;

        13. Establish clear policies regarding the hiring of employees and former employees of the Company's independent auditor;

        14. Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company's independent auditor, with exceptions provided for DE MINIMIS amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company's applicable periodic reports;

        15. Ensure that the Company's independent auditor: (a) has received an external quality control review by an independent public accountant ("peer review") that determines whether the independent auditor's system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with Nasdaq requirements;

        16. Meet with the Company's independent auditor prior to its audit to review the planning and staffing of the audit;

        17. Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

        18. Oversee the rotation of the lead (or coordinating) audit partner of the Company's independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years;

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

        19. Review the Company's annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluate the adequacy and effectiveness of internal controls that could significantly affect the Company's financial statements, as well as the adequacy and effectiveness of the Company's disclosure controls and procedures and management's reports thereon;

        20. Review major changes to the Company's auditing and accounting principles and practices as suggested by the Company's independent auditor, internal auditors or management;

        21. Review the appointment of, and any replacement of, the Company's senior internal auditing executive;

        22. Review the significant reports to management prepared by the Company's internal auditing department and management's responses;

MATTERS REGARDING OVERSIGHT OF COMPLIANCE RESPONSIBILITIES

        23. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations;

        24. Obtain reports from the Company's management, senior internal auditing executive and independent auditor that the Company's subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

        25. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

        26. Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

        27. Review and address any concerns regarding potentially illegal actions raised by the Company's independent auditor pursuant to
                Section 10A(b) of the Act, and cause the Company to inform the SEC of any report issued by the Company's independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

        28. Obtain from the Company's independent auditor assurance that it has complied with Section 10A of the Act;

ADDITIONAL DUTIES & RESPONSIBILITIES

        29.     Review and reassess the adequacy of this Charter annually;

        30. Report regularly to the Board with respect to the Committee's activities and make recommendations as appropriate;

        31. Review with the Company's outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

        32. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments; and

        33. Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

        While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather, those duties are the responsibility of management and the independent auditor.

        Nothing contained in this Charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the California Corporations Code. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company's independent auditor.

                              STRUCTURE & MEETINGS

        The Committee shall conduct its business and meetings in accordance with this Charter, the Company's bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson PRO TEM to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson PRO TEM) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

        The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company's bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

        The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company's independent auditors, at such times as the Committee deems appropriate, to review the independent auditor's examination and management report.

        Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.


                                     MINUTES

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board

                                                                      APPENDIX B

                        PERICOM SEMICONDUCTOR CORPORATION

                            2004 STOCK INCENTIVE PLAN

        1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

        2. DEFINITIONS. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

                (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                (c) "APPLICABLE LAWS" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

                (d) "ASSUMED" means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

                (e) "AWARD" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

                (f) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                (g)     "BOARD" means the Board of Directors of the Company.

                (h) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

                (i) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                        (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                (j) "CODE" means the Internal Revenue Code of 1986, as amended.

                (k) "COMMITTEE" means any committee composed of members of the Board appointed by the Board to administer the Plan.

                (l)     "COMMON STOCK" means the common stock of the Company.

                (m) "COMPANY" means Pericom Semiconductor Corporation, a California corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

                (n) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                (o) "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                (p) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee's Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

                (q) "CORPORATE TRANSACTION" means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

                        (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                        (iii) the complete liquidation or dissolution of the Company;

                        (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                        (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                (r) "COVERED EMPLOYEE" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

                (s) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                (t) "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                (u) "DIVIDEND EQUIVALENT RIGHT" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

                (v) "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                (w) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                (x) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                (y) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

                (z) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

                (aa) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                (bb) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (cc) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                (dd) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (ee) "PERFORMANCE-BASED COMPENSATION" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

                (ff)    "PLAN" means this 2004 Stock Incentive Plan.

                (gg) "RELATED ENTITY" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                (hh) "REPLACED" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                (ii) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                (jj) "RESTRICTED STOCK UNITS" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator. (kk) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                (ll) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

                (mm)    "SHARE" means a share of the Common Stock.

                (nn) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.      STOCK SUBJECT TO THE PLAN.

                (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,250,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to Awards (other than SARs and Options) is 675,000 Shares. In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

        4.      ADMINISTRATION OF THE PLAN.

                (a)     PLAN ADMINISTRATOR.

                        (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange

Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                        (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                        (iii) ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                        (iv) ADMINISTRATION ERRORS. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                        (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                        (ii) to determine whether and to what extent Awards are granted hereunder;

                        (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                        (iv) to approve forms of Award Agreements for use under the Plan;

                        (v) to determine the terms and conditions of any Award granted hereunder;

                        (vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to shareholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

                        (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

                        (viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

                        (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

                (c) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

        5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

        6.      TERMS AND CONDITIONS OF AWARDS.

                (a) TYPES OF AWARDS. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted

Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

                (b) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

                (c) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total shareholder return, (iv) operating margin, (v) gross margin,
(vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                (d) ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                (e) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                (f) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                (g)     INDIVIDUAL LIMITATIONS ON AWARDS.

                        (i) INDIVIDUAL LIMIT FOR OPTIONS AND SARS. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 500,000. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 250,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

                        (ii) INDIVIDUAL LIMIT FOR RESTRICTED STOCK AND RESTRICTED STOCK UNITS. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be 500,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

                        (iii) DEFERRAL. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

                (h) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                (i) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or

Subsidiary of the Company, the term of the Incentive Stock Option shall be five
(5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

                (j) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Award in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

                (k) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

        7.      AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION AND TAXES.

                (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

                        (i)     In the case of an Incentive Stock Option:

                                (A)     granted to an Employee who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                (B)     granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (iii) In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (iv) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (v) In the case of other Awards, such price as is determined by the Administrator.

                        (vi)    Notwithstanding the foregoing provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                        (i)     cash;

                        (ii)    check;

                        (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

                        (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                        (v) any combination of the foregoing methods of payment.

        The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

                (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

        8.      EXERCISE OF AWARD.

                (a)     PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.

                        (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                        (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

                (b)     EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS
SERVICE.

                        (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                        (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                        (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

        9.      CONDITIONS UPON ISSUANCE OF SHARES.

                (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

        10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

        11.     CORPORATE TRANSACTIONS AND CHANGES IN CONTROL.

                (a) TERMINATION OF AWARD TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                (b) ACCELERATION OF AWARD UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

                        (i) CORPORATE TRANSACTION. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

                                (A)     for the portion of each Award that is
Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee's Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

                                (B)     for the portion of each Award that is
neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee's Continuous Service has not terminated prior to such date.

                        (ii) Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

                (c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

        12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

        13.     AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the shareholder approval requirements of Section 4(b)(vi) or this Section 13(a).

                (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                (c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

        14.     RESERVATION OF SHARES.

                (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

        16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        17. UNFUNDED OBLIGATION. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

        18. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

                        PERICOM SEMICONDUCTOR CORPORATION

Dear Shareholder,

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on December 15, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Pericom Semiconductor Corporation


      [PRICM - PERICOM SEMICONDUCTOR CORPORATION] [FILE NAME: ZPRI12.ELX]
                  [VERSION - (2)] [10/18/04] [orig. 10/15/04]

                                   DETACH HERE

                                     PROXY

                       PERICOM SEMICONDUCTOR CORPORATION


              3545 NORTH FIRST STREET, SAN JOSE, CALIFORNIA 95134

               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 15, 2004
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Alex Chi-Ming Hui and John Chi-Hung Hui, Ph.D. as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2004 Annual Meeting of Shareholders of Pericom Semiconductor Corporation to be held at the Company's premises, 3545 North First Street, San Jose, California 95134 at 3:00 p.m., California time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.


-------------                                                      -------------
 SEE REVERSE             CONTINUED AND TO BE SIGNED ON              SEE REVERSE
    SIDE                         REVERSE SIDE                           SIDE
-------------                                                      -------------


PERICOM SEMICONDUCTOR
CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





















          [PRICM - PERICOM SEMICONDUCTOR CORPORATION] [FILE NAME: ZPRI11.ELX] [VERSION - (1)] [10/15/04] [orig. 10/15/04]
                                  DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZPRI11

     Please mark
[X]  votes as in
     this example.

                                                                                                                FOR  AGAINST ABSTAIN
1. To elect five directors of the Company to serve for the         2. To approve the Pericom Semiconductor
   ensuing year and until their successors are elected and            Corporation 2004 Stock Incentive Plan.    [ ]    [ ]     [ ]
   qualified.
   NOMINEES: (01) Alex Chi-Ming Hui, (02) Chi-Hung                 3. To ratify and approve the appointment of
             (John) Hui, Ph.D., (03) Hau L. Lee, Ph.D.,               Deloitte & Touche LLP as the independent  [ ]    [ ]     [ ]
             (04) Millard (Mel) Phelps, (05) Tay Thiam Song           auditors for the Company for the fiscal
                                                                      year ending July 2, 2005.

                  FOR                      WITHHELD                4. To transact such other business as may
                  ALL     [ ]        [ ]   FROM ALL                   properly come before the meeting.
               NOMINEES                    NOMINEES

       [ ]______________________________________________
          For all nominee(s) except as written above               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [ ]


                                                                   PLEASE VOTE, DATE AND SIGN. RETURN PROMPTLY IN THE ENCLOSED
                                                                   ENVELOPE. Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally.
                                                                   Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature: _________________________________  Date: ______________ Signature: _________________________________ Date: ______________